                              AMENDMENT NUMBER TWO
                                     to the
                       Master Loan and Security Agreement
                          Dated as of February 15, 2005
                                      among
                                MORTGAGEIT, INC.
                            MORTGAGEIT HOLDINGS, INC.
                                       and
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                  This AMENDMENT NUMBER TWO is made this 3rd day of August,
2005, among MORTGAGEIT, INC. and MORTGAGEIT HOLDINGS, INC. each having an address at 33 Maiden Lane, 6th Floor, New York, New York 10038 (each, a
"Borrower" and collectively, the "Borrowers") and GREENWICH CAPITAL FINANCIAL
PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut
06830 (the "Lender"), to the Master Loan and Security Agreement, dated as of
February 15, 2005, by and between the Borrowers and the Lender (the
"Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

                                    RECITALS

                  WHEREAS, the Borrowers have requested that the Lender amend the Agreement to increase the Maximum Credit available thereunder and to increase the amount of HELOCs and Subprime Mortgage Loans that may be subject to the facility, each as more expressly set forth below.

                  WHEREAS, in consideration of the Lender's agreement to amend the Agreement, the Borrowers and the Lender have agreed to modify the Tangible
Net Worth requirements in the Agreement as more expressly set forth below.

                  WHEREAS, as of the date of this Amendment Number Two, the
Borrowers represent to the Lender that they are in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement.

                  NOW THEREFORE, for good and valuable consideration, the
receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

                  SECTION 1. Effective as of August 3, 2005, the definition of
"Maximum Credit" in Section 1 of the Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

                  "Maximum Credit" shall mean Five Hundred Million Dollars
($500,000,000).

                  SECTION 2. Effective as of August 3, 2005, sub-clauses (12),
(13) and (14) to the definition of "Collateral Value" in Section 1 of the
Agreement are hereby

                                       -2-

amended by deleting such sub-clauses in their entirety and replacing them with the following:

                  (12) if such Mortgage Loan is a Wet Loan and the Collateral
         Value of such Mortgage Loan when added to the aggregate Collateral
         Value of all other Wet Loans exceeds (A) $100,000,000 if such calculation is performed on any day which occurs during the period from the fifth day immediately preceding the last day of each calendar month through and including the fifth day of the next succeeding calendar month, or (B) $75,000,000 on any other date;

                  (13) which is a HELOC and the Collateral Value of such HELOC, when added to the Collateral Value of all other HELOCs that secure
         Advances hereunder exceeds $75,000,000; or

                  (14) which is a Subprime Mortgage Loan and the Collateral
         Value of such Subprime Mortgage Loan, when added to the Collateral
         Value of all other Subprime Mortgage Loans that secure Advances hereunder exceeds $225,000,000;

                  SECTION 3. Effective as of August 3, 2005, Section 6.16 of the
Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

                  6.16 Tangible Net Worth; Liquidity. The Borrowers' Tangible
         Net Worth (on a consolidated basis) is not less than $175,000,000 plus
         75% of any capital raised by the Borrowers after December 31, 2004, and, at December 31, 2004, the Borrowers' cash and Cash Equivalents (on a consolidated basis) were in an amount not less than $20,000,000. The ratio of the Borrowers' Indebtedness to Tangible Net Worth (on a
         consolidated basis) is not greater than 25:1. The ratio of Borrowers'
         Adjusted Indebtedness to Tangible Net Worth (on a consolidated basis)
         is not greater than 15:1.

                  SECTION 4. Effective as of August 3, 2005, Section 7.17 of the
Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

                  7.17 Maintenance of Tangible Net Worth. The Borrowers, on a
         consolidated basis, shall maintain a Tangible Net Worth of not less than $175,000,000 plus 75% of any capital raised by the Borrowers after
         December 31, 2004.

                  SECTION 5. Effective as of August 3, 2005, Exhibit A to the
Agreement is hereby amended to read in its entirety as set forth on Attachment A to this Amendment Number Two.

                  SECTION 6. Effectiveness of Amendment. This Amendment Number
Two shall be effective upon the Lender's receipt of a new Note in the amount of
$500,000,000 to replace the existing Note for $250,000,000. Upon receipt of the new

Note, the Lender shall mark the existing Note as "cancelled" and return it to the Borrowers.

                  SECTION 7. Defined Terms. Any terms capitalized but not
otherwise defined herein shall have the respective meanings set forth in the
Agreement.

                  SECTION 8. Fees and Expenses. The Borrowers agree to pay to the Lender all fees and out of pocket expenses incurred by the Lender in connection with this Amendment Number Two (including all reasonable fees and out of pocket costs and expenses of the Lender's legal counsel incurred in connection with this Amendment Number Two), in accordance with Section 11.03 of the Agreement

                  SECTION 9. Limited Effect. Except as amended hereby, the
Agreement shall continue in full force and effect in accordance with its terms.
Reference to this Amendment Number Two need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

                  SECTION 10. Representations. The Borrowers hereby represent to the Lender that as of the date hereof, the Borrowers are in full compliance with all of the terms and conditions of the Agreement and no Default or Event of
Default has occurred and is continuing under the Agreement.

                  SECTION 11. Governing Law. This Amendment Number Two shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Sections 5-1401 and 5-1402 of the New York General
Obligations Law).

                  SECTION 12. Counterparts. This Amendment Number Two may be
executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                     MORTGAGEIT, INC.
                                     (Borrower)

                                     By:  /s/ John R. Cuti
                                         --------------------------------------
                                     Name: John R. Cuti
                                     Title: General Counsel and Secretary

                                     MORTGAGEIT HOLDINGS, INC.
                                     (Borrower)

                                     By:  /s/ John R. Cuti
                                         --------------------------------------
                                     Name: John R. Cuti
                                     Title: General Counsel and Secretary

                                     GREENWICH CAPITAL FINANCIAL
                                     PRODUCTS, INC.
                                     (Lender)

                                     By: /s/ Anthony Palmisano
                                        ---------------------------------------
                                     Name: Anthony Palmisano
                                     Title: Managing Director

                                  ATTACHMENT A

                                    EXHIBIT A

                            [FORM OF PROMISSORY NOTE]

$500,000,000
        , 200                                                New York, New York

                  FOR VALUE RECEIVED, MORTGAGEIT, INC., a New York corporation and MORTGAGEIT HOLDINGS, INC., a New York corporation (each, a "Borrower" and collectively, the "Borrowers"), hereby promise to pay to the order of GREENWICH
CAPITAL FINANCIAL PRODUCTS, INC. (the "Lender"), at the principal office of the
Lender at 600 Steamboat Road, Greenwich, Connecticut 06830, in lawful money of the United States, and in immediately available funds, the principal sum of Five
Hundred Million Dollars ($500,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances made by the Lender to the
Borrowers under the Loan Agreement), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Advance, at such office, in like money and funds, for the period commencing on the date of such Advance until such Advance shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

                  The date, amount and interest rate of each Advance made by the
Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Advances made by the Lender.

                  This Note is the Note referred to in the Master Loan and
Security Agreement dated as of February 15, 2005 (as amended, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement")
between the Borrowers, and the Lender, and evidences Advances made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Loan Agreement.

                  The Borrowers agree to pay all the Lender's costs of
collection and enforcement (including reasonable attorneys' fees and disbursements of Lender's counsel) in respect of this Note when incurred, including, without limitation, reasonable attorneys' fees through appellate proceedings.

                  Notwithstanding the pledge of the Collateral, each Borrower hereby acknowledges, admits and agrees that the Borrowers' obligations under this Note are recourse obligations of the Borrowers to which each Borrower pledges its full faith and credit.

                  The Borrowers, and any indorsers or guarantors hereof, (a)
severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender's remedies against the Borrowers or any other party liable hereon or against any
Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the

                                      -2-

Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrowers, even if the
Borrowers are not a party to such agreement; provided, however, that the Lender and the Borrowers, by written agreement between them, may affect the liability of the Borrowers.

                  Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan
Agreement for provisions concerning optional and mandatory prepayments,
Collateral, acceleration and other material terms affecting this Note.

                  Each Borrower hereby acknowledges and agrees that the
Borrowers will each be jointly and severally liable to the Lender for all representations, warranties, covenants and liabilities of any Borrower hereunder and under the Loan Agreement.

                  Any enforcement action relating to this Note may be brought by motion for summary judgment in lieu of a complaint pursuant to Section 3213 of the New York Civil Practice Law and Rules. The Borrowers hereby submit to New
York jurisdiction with respect to any action brought with respect to this Note and waives any right with respect to the doctrine of forum non conveniens with respect to such transactions.

                  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF
THE STATE OF NEW YORK (WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE BUT WITH
REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY
ITS TERMS APPLIES TO THIS NOTE) WHOSE LAWS THE BORROWERS EXPRESSLY ELECT TO
APPLY TO THIS NOTE. THE BORROWERS AGREE THAT ANY ACTION OR PROCEEDING BROUGHT TO
ENFORCE OR ARISING OUT OF THIS NOTE MAY BE COMMENCED IN THE SUPREME COURT OF THE
STATE OF NEW YORK, BOROUGH OF MANHATTAN, OR IN THE DISTRICT COURT OF THE UNITED
STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.

                                     MORTGAGEIT, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                     MORTGAGEIT HOLDINGS, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                      -3-

                                SCHEDULE OF LOANS

                  This Note evidences Advances made under the within-described
Loan Agreement to the Borrower, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below:



                          Principal Amount          Amount Paid         Unpaid Principal           Notation
       Date Made               of Loan              or Prepaid               Amount                 Made by
       ---------               -------              ----------               ------                 -------

